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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): August 14, 2002.


                              KEY3MEDIA GROUP, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                        1-16061                 95-4799962
(State or other Jurisdiction         (Commission File            (IRS Employer
      of incorporation)                   Number)            Identification No.)

                         5700 Wilshire Blvd., Suite 325
                              Los Angeles, CA 90036
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (323) 954-6000


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 9. Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

On August 14, 2002, the Chairman and Chief Executive Officer and the Executive Vice President and Chief Financial Officer of Key3Media Group, Inc. executed certifications in connection with the Form 10-Q of Key3Media Group, Inc. for the period ending June 30, 2002 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of such certifications are included herewith as Exhibits 99.1 and 99.2.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS

99.1 Certification of Fredric D. Rosen, Chairman and Chief Executive Officer of Key3Media Group, Inc., dated August 14, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


99.2 Certification of Peter B. Knepper, Executive Vice President and Chief Financial Officer of Key3Media Group, Inc., dated August 14, 2002, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     KEY3MEDIA GROUP, INC.

      Dated: August 14, 2002          By: /s/ Peter B. Knepper
                                            --------------------
                                        Name:  Peter B. Knepper
                                        Title: Executive Vice President
                                               and Chief Financial Officer


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                                  EXHIBIT INDEX



Exhibit No.       Description
-----------       -----------

99.1 Certification of Fredric D. Rosen, Chairman and Chief Executive Officer of Key3Media Group, Inc., dated August 14, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Certification of Peter B. Knepper, Executive Vice President and Chief Financial Officer of Key3Media Group, Inc., dated August 14, 2002, pursuant to Section 906 of the
                  Sarbanes-Oxley Act of 2002.